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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 9, 2006

                                 EESTech, Inc..
             (Exact name of registrant as specified in its charter)

         DELAWARE                   0-32863                   33-0322627
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)

           23011 Mountain Parkway, Suite A-10, LAGUNA HILLS, CA 92653
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code 949/380-4033

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ITEM 8.01 - OTHER EVENTS

Resignation of Director - Paul Bailey

On 8 August 2006, the company's Board of Directors consisting of Mr Murray Bailey and Gaylord Beeson accepted the resignation of Mr Paul Bailey effective from 8 August 2006.

Mr Bailey has indicated that he is embarking on a major international project and will be unable to provide the necessary support as EESTech Inc moves to commercialize technologies in the Energy and Water fields.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


EESTech, Inc.
(Registrant)

Date August 9, 2006


/s/ Murray Bailey
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(Signature)*
Murray Bailey